SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): March 22, 2004


                              ACADIA REALTY TRUST
             (Exact name of registrant as specified in its charter)


           Maryland                    1-12002                 23-2715194
       (State or other               (Commission           (I.R.S. Employer
jurisdiction of incorporation)       File Number)         Identification No.)



                        1311 Mamaroneck Avenue, Suite 260
                          White Plains, New York 10605
               (Address of principal executive offices) (Zip Code)


                                 (914) 288-8100
              (Registrant's telephone number, including area code)



          (Former name or former address, if changed since last report)

ITEM 5. Other Events

On March 22, 2004, the Registrant issued a press release announcing the secondary public offering by certain of its shareholders of 5.0 million common shares of beneficial interest of the Registrant under registration statements previously declared effective by the Securities and Exchange Commission.

A copy of the press release dated March 22, 2004 is attached hereto as exhibit 99.1.

ITEM 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits

99.1    Press release dated March 22, 2004


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                ACADIA REALTY TRUST
                                                   (Registrant)


Date: March 22, 2004       By: /s/ Michael Nelsen
                           -----------------------------
                           Name: Michael Nelsen
                           Title: Sr. Vice President and Chief Financial Officer




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